UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Senior Secured Credit Facility

On September 8, 2025, KREF Holdings X LLC (“KREF X”), a wholly owned subsidiary of KKR Real Estate Finance Trust Inc. (the “Company”), and certain specified subsidiaries of the Company entered into Amendment No. 1 (the “Amendment”) to the Term Loan Credit Agreement, dated as of March 5, 2025, among KREF X, as borrower, KKR Real Estate Finance Holdings L.P. (“Opco”), certain specified subsidiaries of the Company, Goldman Sachs Bank USA (“Goldman Sachs”), as administrative agent, and the lenders party thereto from time to time (the “Credit Agreement” and as amended by the Amendment, the “Amended Credit Agreement”).

The Credit Agreement was amended by the Amendment to, among other things, (i) incur 2025 Incremental Term Loans (as defined in the Amended Credit Agreement) in the aggregate principal amount of $101,375,000, increasing the total amount of term loans outstanding under the Amended Credit Agreement to $650,000,000, (ii) reduce the rate at which the term loans bear interest by 0.75% to Term SOFR plus 2.50% and (iii) reset the 101% soft call for six months. The original issue price of newly funded term loans including the 2025 Incremental Term Loans was 99.75%.

Other material terms, provisions, and conditions of the Credit Agreement remain unchanged.

Certain lenders under the Amended Credit Agreement and/or their affiliates may have other business relationships with the Company involving the provision of financial and banking-related services, including cash management, loans, letters of credit and bank guarantee facilities, investment banking and trust services.

Amendment to Revolving Credit Agreement

On September 10, 2025, KREF X entered into the Eleventh Amendment (the “Eleventh Amendment”) to the Credit Agreement, dated December 20, 2018, by and among KREF X, Opco, certain subsidiary guarantors of Opco party thereto and Morgan Stanley Senior Funding, Inc., as the administrative agent (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”). The Eleventh Amendment increases the commitments from $660,000,000 to $700,000,000. Other material terms, provisions, and conditions of the Revolving Credit Agreement remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Real Estate Finance Trust Inc.

By:	/s/ Kelly Galligan
Name: Kelly Galligan
Title: General Counsel and Secretary

Date: September 11, 2025